EXHIBIT 99.2

Transocean Ltd. Provides Quarterly Fleet Status Report

STEINHAUSEN, Switzerland—February 19, 2026—Transocean Ltd. (NYSE: RIG) today issued a quarterly Fleet Status Report that provides the current status of, and contract information for, the company’s fleet of offshore drilling rigs.

Updates

This quarter’s report includes the following updates:

●	Transocean Barents – Customer exercised a one-well option in Romania at a dayrate of $480,000.
●	Deepwater Mykonos – Awarded a three-well contract with bp in Brazil.
●	Deepwater Mykonos – Customer exercised a 90-day option in Brazil.
●	Deepwater Skyros – Awarded a six-well contract in Australia plus options up to an incremental 900 days.
●	Transocean Enabler – Customer awarded three fixtures for a total of seven wells in Norway at a dayrate of $455,000.
●	Transocean Encourage – Awarded a seven-well extension in Norway at a dayrate of $416,000.
●	Transocean Endurance – Customer exercised a three-well option in Australia at a dayrate of $419,000.
●	Transocean Equinox – Customer exercised a one-well option in Australia at a dayrate of $540,000.

The aggregate incremental backlog associated with these 10 fixtures is approximately $610 million. As of February 19, 2026, the company’s total backlog is approximately $6.1 billion.

The report can be accessed on the company’s website: www.deepwater.com.

About Transocean

Transocean is a leading international provider of offshore contract drilling services for oil and gas wells. Transocean specializes in technically demanding sectors of the global offshore drilling business with a particular focus on ultra-deepwater and harsh environment drilling services and operates the highest specification floating offshore drilling fleet in the world.

Transocean owns or has partial ownership interests in and operates a fleet of 27 mobile offshore drilling units, consisting of 20 ultra-deepwater floaters and seven harsh environment floaters.

Forward-Looking Statements

The statements described herein that are not historical facts are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements could contain words such as “estimated,” “approximately,” “possible,” “intend,” “will,” “if,” “expect,” or other similar expressions. Forward-looking statements are based on management’s current expectations and assumptions, and are subject to inherent uncertainties, risks and changes in circumstances that are beyond our control, and in many cases, cannot be predicted. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated. Factors that could cause actual results to differ materially include, but are not limited to, estimated duration of customer contracts, contract dayrate amounts, future contract commencement dates and locations, planned shipyard projects and other out-of-service time, sales of drilling units, the cost and timing of mobilizations and reactivations, operating hazards and delays, weather-related risks, risks associated with international operations, actions by customers and other third parties, the fluctuation of current and future prices of oil and gas, the global and regional supply and demand for oil and gas, the intention to scrap certain drilling rigs, the impact of governmental laws and regulations, the effects of contagious illnesses including the spread of and mitigation efforts by governments, businesses and individuals, and other factors, including those and other risks discussed in the company’s most recent Annual Report on Form 10-K for the year ended December 31, 2024, and in the company’s other filings with the United States Securities and Exchange Commission (the “SEC”), which are available free of charge on the SEC’s website at: www.sec.gov. All subsequent written and oral forward-looking statements attributable to us or to persons acting on our behalf are expressly qualified in their entirety by reference to these risks and uncertainties. You should not place undue reliance on forward-looking statements. Each forward-looking statement speaks only as of the date of the particular statement. We expressly disclaim any obligations or undertaking to release publicly any updates or revisions to any forward-looking statement to reflect any change in our expectations or beliefs with regard to the statement or any change in events, conditions or circumstances on which any forward-looking statement is based, except as required by law. All non-GAAP financial measure reconciliations to the most comparative GAAP measure are displayed in quantitative schedules on the company’s website at www.deepwater.com.

This press release, or referenced documents, do not constitute an offer to sell, or a solicitation of an offer to buy, any securities, and do not constitute an offering prospectus within the meaning of the Swiss Financial Services Act (“FinSA”) or advertising within the meaning of the FinSA. Nothing contained herein is, or shall be relied on as, a promise or representation as to the future performance of Transocean. Investors must rely on their own evaluation of Transocean and its securities, including the merits and risks involved, when making any investment decision involving Transocean securities.

Analyst Contact:

Sarah Davidson

+1 713-232-7217

Media Contact:

Kristina Mays

+1 713-232-7734

FLEET STATUS REPORT

Transocean | 100 YEARS OF DRILLING

Transocean
DEEPWATER TITAN

February 2026

Transocean Ltd. (NYSE: RIG)

Updated: February 19, 2026
Significant Updates Noted in Bold
		Primary							Dayrate on
		Hookload	Yr.				Estimated	Estimated	Current
	Footnote	Capacity	Entered				Start	End	Contract
Rig Type/Name	References	(Short Tons)	Service	Location	Customer	Status	Date	Date	(Dollars)	Additional Comments
Ultra-Deepwater Drillships (20)
Deepwater Titan	1	1,700	2023	USGOM	Chevron	Firm	Apr-23	Apr-28	462,000
Deepwater Atlas		1,700	2022	USGOM	Beacon	Firm	Aug-25	Mar-26	505,000
				USGOM	Beacon	Contingent	Apr-26	Jul-26	505,000
				USGOM	Beacon	Firm	Jul-26	Dec-26	580,000
				USGOM	Beacon	Contingent	Dec-26	Mar-27	650,000
				USGOM	bp	Firm	Jun-28	May-29	635,000
				USGOM	bp	Firm	Jun-29	May-30	635,000
Deepwater Aquila	1, 2, 3	1,400	2024	Brazil	Petrobras	Firm	Jun-24	Jun-27	457,000
Deepwater Poseidon	1	1,400	2018	USGOM	Shell	Firm	Sep-18	Feb-28	499,000
Deepwater Pontus	1	1,400	2017	USGOM	Shell	Firm	Oct-17	Oct-27	496,000
Deepwater Conqueror		1,400	2016	USGOM	Not Disclosed	Firm	Oct-25	Sep-26	530,000
Deepwater Proteus	1	1,400	2016	USGOM	Shell	Firm	Aug-16	May-26	498,000
Deepwater Thalassa	1	1,400	2016	-	-	Out of Service	Feb-26	Mar-26	-	42 days - Contract Preparation
				Mexico	Woodside	Firm	Mar-26	Feb-29	480,000
Deepwater Asgard		1,400	2014	USGOM	Not Disclosed	Firm	Jun-25	Jun-26	515,000
Deepwater Invictus		1,400	2014	USGOM	bp	Firm	Apr-25	Apr-28	485,000
Deepwater Skyros	3	1,250	2013	Ivory Coast	Murphy	Firm	Dec-25	Mar-26	361,000
				Ivory Coast	Murphy	Priced Option	Mar-26	Apr-26	361,000
				Australia	Not Disclosed	Firm	Jan-27	Nov-27	Not Disclosed
				Australia	Not Disclosed	Priced Options	Nov-27	May-30	Not Disclosed
Deepwater Corcovado	123	1,000	2011	Brazil	Petrobras	Firm	Sep-23	Sep-27	416,000
Deepwater Mykonos	12	1,000	2011	Brazil	Petrobras	Firm	Jan-26	Apr-26	Not Disclosed
				-	-	Out of Service	Jul-26	Sep-26	-	71 days - Contract Preparation
				Brazil	bp	Firm	Oct-26	Jul-27	Not Disclosed
Deepwater Orion	123	1,000	2011	Brazil	Petrobras	Firm	Mar-24	Mar-27	428,000
Dhirubhai Deepwater KG2	123	1,000	2010	Brazil	Petrobras	Firm	Jun-24	May-26	449,000
Petrobras 10000	1, 2	1,000	2009	Brazil	Petrobras	Firm	Oct-25	Oct-26	410,000
				Brazil	Petrobras	Firm	Oct-26	Oct-27	422,000
	1, 2			Brazil	Petrobras	Firm	Oct-27	Oct-28	435,000
	1, 2			Brazil	Petrobras	Firm	Oct-28	Aug-29	448,000
Dhirubhai Deepwater KG1		1,000	2009	India	ONGC	Firm	May-24	Jul-26	347,500
				India	-	Out of Service	Jul-26	Sep-26	-	74 days - Contract Preparation
				India	Reliance Industries	Firm	Sep-26	Apr-28	410,000
				India	Reliance Industries	Priced Options	Apr-28	Sep-29	Not Disclosed
Ocean Rig Apollo		1,250	2015			Stacked				Stacked May-16
Ocean Rig Athena		1,250	2014			Stacked				Stacked Mar-17
Ocean Rig Mylos		1,250	2013			Stacked				Stacked Sep-16

				Q1 2026	Q2 2026	Q3 2026	Q4 2026
		Estimated Average Contract Dayrates (4)		$454,000	$459,000	$472,000	$460,000

Harsh Environment Semisubmersibles (7)
Transocean Norge	2, 3			Norway	Harbour Energy / OMV	Firm	Jan-26	Jul-26	452,000
	2, 3			Norway	Not Disclosed	Firm	Jul-26	Dec-26	452,000
	2, 3			Norway	Harbour Energy / OMV	Firm	Dec-26	Dec-27	452,000
Transocean Spitsbergen	1, 2, 3	1,000	2010	Norway	Equinor	Firm	Jun-25	Mar-26	356,000
	1, 2, 3			Norway	Equinor	Firm	Mar-26	Feb-27	396,000
	1, 2, 3			Norway	Equinor	Firm	Feb-27	Oct-27	498,000
Transocean Barents	1	1,000	2009	Romania	OMV Petrom S.A.	Firm	Mar-25	Sep-26	465,000
	1			Romania	OMV Petrom S.A.	Firm	Sep-26	Dec-26	480,000
	1			Romania	OMV Petrom S.A.	Firm	Dec-26	Feb-27	480,000
Transocean Enabler	1, 2, 3	750	2016	Norway	Equinor	Firm	Jun-25	Apr-26	415,000
				Norway	Equinor	Out of Service	Apr-26	May-26	-	30 days - Planned Maintenance
	1, 2, 3			Norway	Equinor	Firm	May-26	Nov-26	415,000
	1, 2, 3			Norway	Equinor	Firm	Nov-26	Jan-28	455,000
Transocean Encourage	1, 2, 3	750	2016	Norway	Not Disclosed	Firm	Jan-26	Mar-27	490,000
	1, 2, 3			Norway	Not Disclosed	Firm	Mar-27	Mar-28	416,000
Transocean Endurance		750	2015	Australia	Woodside	Firm	Feb-26	Aug-26	390,000
				Australia	Woodside	Firm	Aug-26	Oct-26	419,000
Transocean Equinox		750	2015	Australia	Not Disclosed	Firm	Apr-25	Aug-26	485,000
				Australia	Not Disclosed	Firm	Sep-26	Nov-26	540,000
				Australia	Not Disclosed	Firm	Nov-26	Dec-26	540,000
				Australia	Not Disclosed	Priced Option	Dec-26	Jan-27	540,000

				Q1 2026	Q2 2026	Q3 2026	Q4 2026
		Estimated Average Contract Dayrates (4)		$436,000	$443,000	$444,000	$460,000

Revisions Noted in Bold
Footnotes

1	Dayrate could change in the future due to cost escalations or de-escalations.
2	Dayrate includes a foreign currency component.
3	The contract has a bonus incentive opportunity that is not reflected in the contract dayrate.
4

The average contractual dayrate relative to our contract backlog is defined as the average maximum contractual operating dayrate to be earned per operating day and certaian performance-based provisions expected to be achieved in the measurement period

Disclaimers & Definitions

The information contained in this Fleet Status Report (the “Information”) is as of the date of the report only and is subject to change without notice to the recipient. Transocean Ltd. assumes no duty to update any portion of the Information.

DISCLAIMER. NEITHER TRANSOCEAN LTD. NOR ITS AFFILIATES MAKE ANY EXPRESS OR IMPLIED WARRANTIES (INCLUDING, WITHOUT LIMITATION, ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE) REGARDING THE INFORMATION CONTAINED IN THIS REPORT, WHICH INFORMATION IS PROVIDED “AS IS.” Neither Transocean Ltd. nor its affiliates will be liable to any recipient or anyone else for any inaccuracy, error or omission, regardless of cause, in the information set forth in this report or for any damages (whether direct or indirect, consequential, punitive or exemplary) resulting therefrom.

No Unauthorized Publication or Use. All information provided by Transocean in this report is given for the exclusive use of the recipient and may not be published, redistributed or retransmitted without the prior written consent of Transocean.

Customer Contract Duration, Timing and Dayrates and Risks Associated with Operations. The duration and timing (including both starting and ending dates) of the customer contracts are estimates only, and customer contracts are subject to cancellation, suspension and delays for a variety of reasons, including some beyond the control of Transocean. Also, the dayrates set forth in the report are estimates based upon the full contractual operating dayrate. However, the actual average dayrate earned over the course of any given contract will be lower and could be substantially lower. The actual average dayrate will depend upon a number of factors (rig downtime, suspension of operations, etc.) including some beyond the control of Transocean. Our customer contracts and operations are generally subject to a number of risks and uncertainties, and we urge you to review the description and explanation of such risks and uncertainties in our filings with the Securities and Exchange Commission (SEC), which are available free of charge on the SEC’s website at www.sec.gov. The dayrates do not include revenue for mobilizations, demobilizations, upgrades, shipyards or recharges.

Contract backlog. The maximum contractual operating dayrate multiplied by the number of days remaining in the firm contract period, including certain performance-based provisions for which achievement is probable, excluding provisions for mobilization, demobilization, contract preparation, other incentive provisions or reimbursement revenues, which are not expected to be material to our contract drilling revenues. The contract backlog represents the maximum contract drilling revenues that can be earned considering the reported operating dayrate in effect during the firm contract period.

Out of Service. The time associated with committed shipyards, upgrades, surveys, repairs, regulatory inspections, contract preparation or other committed activity on the rig and is not expected to earn an operating dayrate, Contract preparation refers to periods during which the rig is undergoing modifications or upgrades as a result of contract requirements.

•

The references included in this Fleet Status Report may not be firm and could change significantly based on a variety of factors. Any significant changes to our estimates of out of service time will be reflected in subsequent Fleet Status Reports, as applicable.

•

In some instances such as certain mobilizations, upgrades and shipyards, we are paid compensation by our customers that is generally recognized over the life of the primary contract term of the drilling contract.

Forward-Looking Statement. The statements made in the Fleet Status Report that are not historical facts are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements made in the Fleet Status Report include, but are not limited to, statements involving the estimated duration of customer contracts, contract dayrate amounts, future contract commencement dates and locations and planned shipyard projects and other out of service time. Such statements are subject to numerous risks, uncertainties and assumptions, including but not limited to, uncertainties relating to the level of activity in offshore oil and gas exploration and development, exploration success by producers, oil and gas prices, competition and market conditions in the contract drilling industry, shipyard delays, actions and approvals of third parties, possible cancellation or suspension of drilling contracts as a result of mechanical difficulties or performance, Transocean’s ability to enter into and the terms of future contracts, the availability of qualified personnel, labor relations and the outcome of negotiations with unions representing workers, operating hazards, factors affecting the duration of contracts including well-in-progress provisions, the actual amount of downtime, factors resulting in reduced applicable dayrates, hurricanes and other weather conditions, terrorism, political and other uncertainties inherent in non-U.S. operations (including the risk of war, civil disturbance, seizure or damage of equipment and exchange and currency fluctuations), the impact of governmental laws and regulations, the adequacy of sources of liquidity, the effect of litigation and contingencies and other factors described above and discussed in Transocean’s most recently filed Form 10-K, in Transocean’s Forms 10-Q for subsequent periods and in Transocean’s other filings with the SEC, which are available free of charge on the SEC’s website at www.sec.gov. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated. You should not place undue reliance on forward-looking statements. Each forward-looking statement speaks only as of the date of the particular statement, and we undertake no obligation to publicly update or revise any forward-looking statements, except as required by law.

Fleet Classifications. Transocean uses classifications for its drillships and semisubmersibles as follows: “Ultra-Deepwater” are the latest generation of drillships and semisubmersible rigs and are capable of drilling in water depths equal to or greater than 7,500 feet; “Harsh Environment” are premium rigs equipped for year-round operations in harsh environments.

Stacking. An "Idle" rig is primarily between contracts, readily available for operations, and operating costs are typically at or near normal levels. A "Stacked" rig, on the other hand, is primarily manned by a reduced crew or unmanned and typically has reduced operating costs and is (i) preparing for an extended period of inactivity, (ii) expected to continue to be inactive for an extended period, or (iii) completing a period of extended inactivity. However, stacked rigs will continue to incur operating costs at or above normal operating costs for approximately 30 days following initiation of stacking.